The CIT Group/
Business Credit
3rd Floor
300 South Grand Avenue
Los Angeles, CA 90071
Tel:  213 613-2575
Fax:  213 613-2588


                                          October 11, 1994

Maxtor Corporation
211 River Oaks Parkway
San Jose, CA 95134


Ladies and Gentlemen:

Reference is made to the Financing Agreement between us dated September 16, 1993, as amended from time to time (the "Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agreement.

You have advised us that as of September 24, 1994, Maxtor Corporation was not in compliance with the Net Worth, Leverage Ratio and Operating Profit covenants as provided in Section 6 of the Agreement.

We hereby confirm to you that we hereby waive these violations of the Agreement for the period ending on the specified date.

In consideration of our agreement to issue the foregoing waivers, and to compensate us for processing your request for such waivers, you have agreed to pay us an Accommodation Fee of $75,000.00, which will be due and payable upon our execution of this letter agreement and its delivery to you. Payment shall be by means of a charge to your loan account with us.

This letter agreement shall not constitute a waiver by us of any other existing defaults under the Agreement, whether or not we have knowledge of same, and shall not constitute a waiver of any other defaults whatsoever.


                               Very truly yours,

                               THE CIT GROUP/BUSINESS CREDIT, INC.
                               (as AGENT and LENDER)


                               By:   /s/  Guy K. Fuchs
                                     -----------------
                               Title:   Vice President



                               TRICON CAPITAL CORPORATION
                               (Lender)


                               By:  /s/  Jeffrey D. Weiss
                                    ---------------------
                               Title:   Vice President



                               THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION (Lender)


                               By:    /s/ Robert V. Love
                                      ------------------
                               Title:  Assistant Treasurer




Read and Agreed to:

Maxtor Corporation:

By:  /s/  Melonie Brophy    10/11/94
     -------------------------------
Title:  Corporate Treasurer